UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 14, 2015
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 14, 2015, our Annual Meeting of Shareholders was held. The matters voted upon and the results of the vote were as follows:

Proposal One: Election of Directors.

Nominee	For	Against	Abstained	Broker Non-Votes
Stephen G. Butler	4,699,598,360	121,221,389	17,870,146	1,108,635,891
Kimberly A. Casiano	4,685,438,985	134,934,416	18,318,453	1,108,635,891
Anthony F. Earley, Jr.	4,672,519,541	147,211,034	18,962,215	1,108,635,891
Mark Fields	4,772,589,536	51,578,509	14,514,085	1,108,635,891
Edsel B. Ford II	4,607,507,182	219,366,740	11,819,141	1,108,635,891
William Clay Ford, Jr.	4,774,060,671	53,345,852	11,284,998	1,108,635,891
James P. Hackett	4,698,676,753	120,025,148	19,987,994	1,108,635,891
James H. Hance, Jr.	4,483,381,268	335,800,953	19,509,198	1,108,635,891
William W. Helman IV	4,709,685,962	109,730,698	19,276,103	1,108,635,891
Jon M. Huntsman, Jr.	4,677,119,970	142,022,594	19,549,561	1,108,635,891
William E. Kennard	4,726,252,488	92,796,119	19,643,245	1,108,635,891
John C. Lechleiter	4,656,677,227	162,571,052	19,441,616	1,108,635,891
Ellen R. Marram	4,658,141,705	162,427,633	18,121,795	1,108,635,891
Gerald L. Shaheen	4,554,630,951	265,710,192	18,350,710	1,108,635,891
John L. Thornton	4,662,489,584	157,729,019	18,472,963	1,108,635,891

Proposal Two: Ratification of the Selection of the Independent Registered Public Accounting Firm. A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm to audit the books of account and other corporate records of the Company for 2015 was adopted with the votes shown:

For	Against	Abstained	Broker Non-Votes
5,870,537,548	55,128,866	21,660,908	0

Proposal Three: Relating to an Advisory Vote by Shareholders to Approve the Compensation of the Named Executives. A proposal relating to a shareholder advisory vote to approve the compensation of the Named Executives was approved with the votes shown:

For	Against	Abstained	Broker Non-Votes
4,678,418,906	136,887,919	23,383,880	1,108,635,891

Proposal Four: Relating to Consideration of a Recapitalization Plan to Provide that All of the Company's Outstanding Stock Have One Vote Per Share. A proposal relating to consideration of a recapitalization plan to provide that all of the Company's outstanding stock have one vote per share was rejected with the votes shown:

For	Against	Abstained	Broker Non-Votes
1,756,351,235	3,055,279,616	27,054,306	1,108,635,891

Proposal Five: Relating to Permitting Holders of 20% of Common Stock to Call Special Shareholder Meetings. A proposal relating to allowing holders of 20% of outstanding Common Stock to call special shareholder meetings was rejected with the votes shown:

For	Against	Abstained	Broker Non-Votes
1,270,653,420	3,543,618,136	24,416,624	1,108,635,891

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 19, 2015	By:	/s/ Bradley M. Gayton
Bradley M. Gayton
Secretary